SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


                     Date of Report: January 2, 1997



               Exact Name of
Commission     Registrant        IRS Employer
File           as specified      State of         Identification
Number         in its charter    Incorporation    Number
-----------    --------------    -------------    --------------

1-12609        PG&E Corporation  California       94-3234914

1-2348         Pacific Gas and   California       94-0742640
               Electric Company







77 Beale Street, P.O. Box 770000, San Francisco, California 94177
       (Address of principal executive offices) (Zip Code)

Registrants' telephone number, including area code:(415) 973-7000




Item 5.  Other Events

A.  Holding Company Formation

Effective January 1, 1997, PG&E Corporation became the holding company for Pacific Gas and Electric Company (PG&E) and its principal subsidiaries, PG&E Enterprises and Pacific Gas Transmission Company, and PG&E's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. PG&E's debt securities and preferred stock were unaffected and remain securities of PG&E. In connection with the holding company restructuring, the members of PG&E's current Board of Directors became directors of PG&E Corporation.


                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PG&E CORPORATION
                                     and
                              PACIFIC GAS AND ELECTRIC COMPANY


                                   LESLIE H. EVERETT
                              By ________________________________
                                 LESLIE H. EVERETT
                                 Corporate Secretary
Dated: January 2, 1997